Exhibit 10.1

FIRST AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of March 22, 2013, by and among AMERICAN TIRE DISTRIBUTORS, INC., a Delaware corporation (“American Tire”); AM-PAC TIRE DIST. INC., a California corporation (“Am-Pac”; together with American Tire, collectively, “U.S. Borrowers” and each individually, a “U.S. Borrower”); TRICAN TIRE DISTRIBUTORS INC. / DISTRIBUTEURS DE PNEUS TRICAN INC., a corporation organized under the laws of Canada (and the entity resulting from the amalgamation of ATD Acquisition Co. V Inc., Triwest Trading (Canada) Ltd. and Trican Tire Distributors Inc.), in its capacity as a Canadian Borrower (“Trican”; together with U.S. Borrowers, collectively, “Borrowers” and each individually, a “Borrower”); AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC., a Delaware corporation (“Holdings”); TIRE WHOLESALERS, INC., a Washington corporation (“Wholesalers”; together with Holdings, collectively, “Guarantors” and each individually, a “Guarantor”; Borrowers and Guarantors, collectively, “Loan Parties” and each individually, a “Loan Party”); BANK OF AMERICA, N.A., as administrative and collateral agent (in such capacities, together with its successors in such capacities, “Agent”) for certain financial institutions (collectively, “Lenders”), and the Lenders signatory hereto.

Recitals:

Loan Parties, Agent, Lenders and the other parties named therein are parties to a certain Sixth Amended and Restated Credit Agreement dated as of November 30, 2012 (as at any time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which Lenders have agreed to make certain loans and other extensions of credit to Borrowers.

Borrowers have advised Agent and Lenders of the proposed acquisition by Borrowers (or by a newly formed wholly-owned Subsidiary of Borrowers) of the equity interests of Regional Tire Holdings Inc., the Ontario corporation resulting from the amalgamation of 2179704 Ontario Inc., 2191531 Ontario Inc., 1318405 Ontario Inc. and F+D Gauthier Holdings Inc. (the “Proposed Acquisition”), and have requested that Agent and the requisite Lenders consent to such Proposed Acquisition and acknowledge that such Proposed Acquisition will constitute a “Permitted Acquisition” under the Credit Agreement. Regional Tire Holdings Inc. controls 100% of the equity interests of Regional Tire Distributors Inc., an Ontario corporation (“RTD”).

Further, in connection with the Proposed Acquisition, Borrowers have requested that the Credit Agreement be amended to provide for, among other things, (i) certain U.S. Lenders to make available to U.S. Borrowers a first-in last-out “Tranche B” facility in an aggregate principal amount of up to $60,000,0000 (such U.S. Lenders are collectively referred to here as “Tranche B Lenders” and individually as a “Tranche B Lender”), and (ii) the increase by certain Canadian Revolving Lenders of their respective Canadian Revolving Commitments on a pro rata basis to an aggregate principal amount of $100,000,000 (such Canadian Revolving Lenders are collectively referred to here as “Increasing Canadian Lenders” and individually as an “Increasing Canadian Lender”), and to make certain other changes to the Credit Agreement, in each case as set forth in the modified version of the Credit Agreement attached as Annex 1 hereto and incorporated herein by reference (the “Modified Credit Agreement”).

At the request of Borrowers, the Tranche B Lenders and Increasing Canadian Lenders have agreed to confirm to Borrowers their Commitments to provide the loans described above (the “Modified Commitments”) in the amounts set forth in Annex 2 hereto (the “Revised Commitment Schedule”), subject to the conditions set forth herein, and with the consent of requisite Lenders, to amend the Credit Agreement as set forth in the Modified Credit Agreement attached hereto as Annex 1, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement subject to the rules of construction described in Section 1.03 thereof.

2. Consent to Proposed Acquisition. Subject to satisfaction of the conditions precedent set forth in Section 10 hereof, Agent and the Required Lenders hereby consent to the Proposed Acquisition, and acknowledge and agree that the Proposed Acquisition will constitute a “Permitted Acquisition” under the Credit Agreement, notwithstanding any failure by Borrowers to comply with any requirements set forth in the definition thereof.

3. Confirmation of Lenders’ Modified Commitments. Capitalized terms used in this Section, unless otherwise defined in this Amendment, shall have the meaning ascribed to such terms in the Modified Credit Agreement.

(a) Subject to satisfaction of the conditions precedent set forth in Section 10 hereof, each of the Tranche B Lenders hereby confirms its Commitment to make Tranche B Loans to U.S. Borrowers in the amount of each such Tranche B Lender’s Tranche B Commitment set forth on the Revised Commitment Schedule. The aggregate amount of the Tranche B Lenders’ Tranche B Commitments as of the First Amendment Effective Date (as defined in Section 10 hereof) is $60,000,000.

(b) Subject to satisfaction of the conditions precedent set forth in Section 10 hereof, each of the Increasing Canadian Lenders hereby confirms its Commitment to make Canadian Revolving Loans and to acquire participations in Canadian Protective Advances, Canadian Letters of Credit and Canadian Swingline Loans in the amount of each such Canadian Revolving Lender’s increased Canadian Revolving Commitments as reflected on the Revised Commitment Schedule. The aggregate amount of the Canadian Revolving Lenders’ Canadian Revolving Commitments as of the First Amendment Effective Date is $100,000,000.

(c) Notwithstanding the foregoing Commitments provided by the Tranche B Lenders and the Increasing Canadian Lenders or anything else to the contrary set forth in this Amendment, (i) no Tranche B Lender shall be required to fund any Tranche B Loans, and (ii) no Increasing Canadian Lender shall be required to make Canadian Revolving Loans or acquire participations in Canadian Protective Advances, Canadian Letters of Credit and Canadian Swingline Loans in excess of its Canadian Revolving Commitment under the Credit Agreement as in effect prior to the Tranche B Effective Date (as defined in Section 11 hereof), in each case, unless and until the conditions precedent set forth in Section 11 hereof have been satisfied and the Tranche B Effective Date has occurred.

(d) For the avoidance of doubt, until the Tranche B Effective Date, neither the Tranche B Lenders’ Tranche B Commitments nor the Increasing Canadian Lenders’ increased Canadian Revolving Commitments shall be included in the determination of the calculation of Average Revolving Loan Utilization and Canadian Excess Availability under the Modified Credit Agreement. Additionally, notwithstanding the provisions of Section 9.04 of the Credit Agreement, until the Tranche B Effective Date, the Tranche B Lenders shall not assign any portion of the Tranche B Lenders’ Tranche B Commitments without the prior written consent of Borrowers.

4. Amendments to Credit Agreement.

(a) The Credit Agreement is, effective as of the First Amendment Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example:) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex 1 hereto, except that any Schedule or Exhibit to the Credit Agreement not amended pursuant to the terms of this Amendment or otherwise included as part of said Annex 1 shall remain in effect without any amendment or other modification thereto.

(b) The Credit Agreement is, effective as of the First Amendment Effective Date, hereby further amended by (i) replacing the Commitment Schedule attached thereto with the Revised Commitment Schedule, (ii) replacing Exhibit A, and Exhibit F-1 with Exhibit A, and Exhibit F-1 hereto, respectively and (iii) adding as Exhibit G-3 thereto the attached Exhibit G-3.

(c) Upon or prior to the occurrence of the Tranche B Effective Date, Borrowers and Agent will update the form of Borrowing Base Certificate attached to the Credit Agreement as Exhibit B thereto to reflect the Tranche B Loans.

5. Ratification and Reaffirmation. Each Loan Party agrees that (i) all of its obligations, liabilities and indebtedness under each Loan Document, including guarantee obligations, shall remain in full force and effect on a continuous basis after giving effect to this Amendment and the Modified Credit Agreement; (ii) all of the Liens and security interests created and arising under such Loan Documents remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest (subject to the Intercreditor Agreement) continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment as collateral security for its obligations, liabilities and indebtedness under the Modified Credit Agreement and under its guarantees in the Loan Documents; and (iii) all Obligations under the Loan Documents are payable or guaranteed, as applicable, by each of the Loan Parties in accordance with the Modified Credit Agreement and the other Loan Documents.

6. Acknowledgments and Stipulations. Each Loan Party acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by such Loan Party are legal, valid and binding obligations of such Loan Party that are enforceable against such Loan Party in accordance with the terms thereof, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity.

7. Representations and Warranties. Each Loan Party represents and warrants to Agent and each Lender, to induce Agent and such Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof and after giving effect hereto; the execution, delivery and performance of this Amendment are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational and, if required, equityholder action of such Loan Party and this Amendment has been duly executed and delivered by such Loan Party. As of the First Amendment Effective Date, all of the representations and warranties made by Loan Parties in the Credit Agreement and any other Loan Document are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects), except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date).

8. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

9. Loan Document. This Amendment shall be deemed to be a Loan Document.

10. Conditions Precedent to First Amendment Effective Date. The effectiveness of the consent to the Proposed Acquisition described in Section 2 hereof, the Tranche B Lenders’ and Increasing Canadian Lenders’ Commitments described in Section 3 hereof and the amendments to the Credit Agreement contained in Section 4 hereof are subject to the satisfaction of each of the following conditions precedent on or before March 22, 2013 (the date on which Agent has confirmed that all such conditions precedent are satisfied is hereinafter referred to as the “First Amendment Effective Date”):

(a) Agent shall have received duly executed counterparts of this Amendment by all Loan Parties and the Super Majority Lenders, each Increasing Canadian Lender and each Tranche B Lender in form and substance satisfactory to Agent, unless satisfaction thereof is specifically waived in writing by Agent.

(b) There shall exist no Default or Event of Default on the date hereof both before and after giving effect to this Amendment.

(c) Agent shall have received duly executed promissory notes or amended and restated promissory notes as requested by any Increasing Canadian Lender or Tranche B Lender, which shall be in substantially the form of Exhibits G-1 or G-3, as applicable, to the Modified Credit Agreement.

(d) Agent shall have received duly executed counterparts of each of the fee letters entered into by Borrowers, Agent and the other applicable parties thereto.

(e) Agent shall have received a complete and correct copy of the RTD Acquisition Agreement (as defined in the Modified Credit Agreement) and all schedules and exhibits thereto, in each case in form and substance reasonably satisfactory to Agent.

11. Conditions Precedent to Tranche B Effective Date. The ability of the Borrowers to (i) borrow Tranche B Loans and (ii) borrow under the Canadian Revolving Commitments in excess of the Canadian Revolving Commitments available to the Borrowers immediately prior to the First Amendment Effective Date (and, for the avoidance of doubt, the inclusion of such amounts in the calculation of Average Revolving Loan Utilization or Canadian Excess Availability as described in Section 3(d) above) is subject to the satisfaction of each of the following conditions precedent on or before May 31, 2013 or such later date as may be reasonably acceptable to Agent, the Tranche B Lenders and the Increasing Canadian Lenders (the date on which Agent has confirmed that all such conditions precedent are satisfied is hereinafter referred to as the “Tranche B Effective Date”):

(a) Agent shall have received duly executed counterparts of the following documents, each in form and substance satisfactory to Agent, unless satisfaction thereof is specifically waived in writing by Agent:

(i) Joinder Agreements in the form of Exhibit D to the Credit Agreement and Exhibit H to the Canadian Security Agreement by each of Regional Tire Holdings Inc., Regional

Tire Distributors Inc., and its Subsidiaries to be joined as Loan Parties (the “New Canadian Loan Parties”), together with any applicable schedules thereto and other deliverables required pursuant to Section 5.11 of the Credit Agreement and 7.11 of the Canadian Security Agreement with respect to such New Canadian Loan Parties;

(ii) (A) a closing certificate of each of the New Canadian Loan Parties certifying to, among other things, the certified articles of incorporation or organization of such New Canadian Loan Party and the bylaws or operating agreement of such New Canadian Loan Party and the consent of the board of directors of each New Canadian Loan Party to the respective Joinder Agreements described in clause (a)(i) above and (B) evidence of consent of the board of directors of each applicable Loan Party to the incurrence of the Tranche B Loans and the increase in the Canadian Revolving Commitments; and

(iii) a favorable written opinion of Loan Parties’ counsel addressed to Agent and Lenders which shall be substantially similar to the opinion delivered on the Effective Date, opining that, among other things, this Amendment and the Modified Credit Agreement are permitted under and do not violate the Senior Secured Note Documents, the Senior Subordinated Note Documents, or the Intercreditor Agreement and covering such other matters relating to the Loan Parties and to this Amendment as Agent shall reasonably request.

(b) There shall exist no Event of Default on the Tranche B Effective Date both before and after giving effect to this Amendment under the Modified Credit Agreement, other than as may exist on the Tranche B Effective Date due to a breach of a representation or warranty under the Modified Credit Agreement (other than the Specified Representations (as defined below)).

(c) As of the Tranche B Effective Date, the representations and warranties contained in Sections 3.02, 3.03 and 3.08 shall be true and correct in all material respects solely with respect to the New Canadian Loan Parties (the “Specified Representations”) (or, in the case of any such representations and warranties qualified by materiality or Material Adverse Effect, in all respects), except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any such representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date).

(d) Agent shall be satisfied that Excess Availability, after giving effect to the increase in the Canadian Revolving Commitments hereunder (and assuming the RTD Acquisition (as defined in the Modified Credit Agreement) has occurred, after giving effect to the RTD Initial Borrowing Base (as defined in the Modified Credit Agreement), is not less than $100,000,000. For the avoidance of doubt, Excess Availability shall not include any availability under the Tranche B Borrowing Base.

(e) Each Lender shall have received in immediately available funds the fees payable to such Lender on the Tranche B Effective Date (including the fees described in Section 12 below), and Borrowers shall have paid to Agent the fees and expenses of Agent and its legal counsel in connection with this Amendment to the extent invoices for such fees and expenses have been presented to the Company at least two (2) Business Days prior to the Tranche B Effective Date (including the reasonable and documented expenses of legal counsel).

(f) Agent shall have received the unqualified, audited consolidated balance sheets of RTD and its consolidated Subsidiaries as of January 31 for each of the fiscal years ending 2011, 2012, and 2013 , and the related consolidated statements of income, changes in stockholders’ equity, and of cash flows of RTD and its consolidated Subsidiaries for each of the fiscal years then ended, together with the notes thereto, and shall have determined that such audited financial statements are consistent with the

Scheduled Financial Statements (as defined in the RTD Acquisition Agreement, as that term is defined in the Modified Credit Agreement and as in effect on the First Amendment Effective Date) attached as Schedule 5.5(a) to the RTD Acquisition Agreement other than changes resulting from the application of GAAP (as defined in the RTD Acquisition Agreement) in the Scheduled Financial Statements and U.S. GAAP (as defined in the RTD Acquisition Agreement) in the audited financial statements.

(g) Agent shall have received any documents and information Agent reasonably determines is required by U.S. and Canadian regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations (including, without limitation, the PATRIOT Act and the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and that have been requested in writing at least 7 days prior to the Tranche B Effective Date.

(h) The Agent (or its bailee) shall have received (i) the certificates representing the shares of Equity Interests of the New Canadian Loan Parties required to be pledged pursuant to the applicable Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) required to be pledged to the Agent (or its bailee) pursuant to the applicable Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

(i) (A) The RTD Acquisition (as defined in the Modified Credit Agreement) shall have been consummated, or substantially simultaneously with the Tranche B Effective Date, shall be consummated, in accordance with the terms of the RTD Acquisition Agreement (as defined in the Modified Credit Agreement), without giving effect to any modifications, amendments, consents or waivers that are material and adverse to the Lenders or the Agent as reasonably determined by the Agent, without the prior consent of the Agent (such consent not to be unreasonably withheld, delayed or conditioned), and (B) concurrently with the consummation of the RTD Acquisition, the RTD Refinancing shall have been consummated.

12. Canadian Increase Closing Fee; Expenses of Agent. The Borrowers agree to pay a Canadian commitment increase closing fee to the Agent, to be allocated among each Increasing Canadian Lender, in an amount equal to 0.35% of the amount by which each such Increasing Canadian Lender’s respective Canadian Revolving Commitment is being increased pursuant to the Modified Credit Agreement. Such Canadian commitment increase closing fee shall be earned, due and payable in full on the Tranche B Effective Date. In addition, subject to the limitations set forth in Section 10 of the Credit Agreement, the Borrowers agree to pay, on demand, all reasonable out-of-pocket costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment, the Modified Credit Agreement and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent’s outside legal counsel to the extent of its obligations under Section 9.03 of the Credit Agreement.

13. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

14. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

15. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

16. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

17. Further Assurances. The parties hereto agree to take such further actions as Agent or Borrowers shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein.

18. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

19. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

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signatures begin on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in and delivered by their respective duly authorized officers as of the date first written above.

BORROWERS:

AMERICAN TIRE DISTRIBUTORS, INC., as a U.S. Borrower

By:	/s/ J. Michael Gaither
Name:	J. Michael Gaither
Title:	Executive Vice President and General Counsel

AM-PAC TIRE DIST. INC., as a U.S. Borrower

By:	/s/ J. Michael Gaither
Name:	J. Michael Gaither
Title:	Executive Vice President and General Counsel

TRICAN TIRE DISTRIBUTORS INC. / DISTRIBUTEURS DE PNEUS TRICAN INC., as a Canadian Borrower

By:	/s/ J. Michael Gaither
Name:	J. Michael Gaither
Title:	Vice President

GUARANTORS:

AMERICAN TIRE DISTRIBUTORS
HOLDINGS, INC.

By:	/s/ J. Michael Gaither
Name:	J. Michael Gaither
Title:	Executive Vice President and General Counsel

TIRE WHOLESALERS, INC.

By:	/s/ J.Michael Gaither
Name:	J. Michael Gaither
Title:	Executive Vice President and General Counsel

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Agent and a U.S. Revolving Lender and a Tranche B Lender

By	/s/ Seth Benefield
Name:	Seth Benefield
Title:	Senior Vice President

BANK OF AMERICA, N.A., (acting through its Canada branch), as a Canadian Revolving Lender

By	/s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title:	Vice President

[Signatures continue on following page.]

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, as a U.S. Revolving Lender and a Tranche B Lender

By	/s/ Reza Sabani
Name:	Reza Sabani
Title:	Authorized Signatory

[Signatures continue on following page.]

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Revolving Lender

By	/s/ Domenic Cosentino
Name:	Domenic Cosentino
Title:	Vice President

[Signatures continue on following page.]

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as a U.S. Revolving Lender and a Canadian Revolving Lender

By	/s/ Noam Azachi
Name:	Noam Azachi
Title:	Vice President

[Signatures continue on following page.]

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as a U.S. Revolving Lender

By	/s/ Richard C. Smith
Name:	Richard C. Smith
Title:	Authorized Signatory

[Signatures continue on following page.]

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as a Canadian Revolving Lender

By	/s/ Richard C. Smith
Name:	Richard C. Smith
Title:	Authorized Signatory

[Signatures continue on following page.]

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

UBS LOAN FINANCE LLC, as a U.S. Revolving Lender and a Canadian Revolving Lender

By	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

[Signatures continue on following page.]

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

RBS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc., as a U.S. Revolving Lender

By	/s/ Don Cmar
Name:	Don Cmar
Title:	Vice President

[Signatures continue on following page.]

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

SUNTRUST BANK, as a U.S. Revolving Lender, a Canadian Revolving Lender, and a Tranche B Lender

By	/s/ Stephen D. Motts
Name:	Stephen D. Motts
Title:	Director

[Signatures continue on following page.]

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

TD BANK, N.A., as a U.S. Revolving Lender

By	/s/ Stephen A. Caffrey
Name:	Stephen A. Caffrey
Title:	Vice President

[Signatures continue on following page.]

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

THE TORONTO-DOMINION BANK, as a Canadian Revolving Lender

By	/s/ Nick Dounas
Name:	Nick Dounas
Title:	Vice President

By:	/s/ Kyle Wence
Name:	Kyle Wence
Title:	Analyst

[Signatures continue on following page.]

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Revolving Lender

By	/s/ Scot Turner
Name:	Scot Turner
Title:	Senior Vice President

[Signatures continue on following page.]

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, Canada branch, as a Canadian Revolving Lender

By	/s/ Paul Remaers
Name:	Paul Remaers
Title:	Vice President

[Signatures continue on following page.]

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

REGIONS BANK, as a U.S. Revolving Lender

By	/s/ Amanda Watkins
Name:	Amanda Watkins
Title:	Vice President

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

Annex 1

Modified Credit Agreement

See attached

Signature Page to First Amendment to

Sixth Amended and Restated Credit Agreement

Annex 2

REVISED COMMITMENT SCHEDULE

LENDER	TOTAL U.S. REVOLVING COMMITMENTS	TOTAL CANADIAN REVOLVING COMMITMENTS	TOTAL TRANCHE B COMMITMENTS
Bank of America, N.A.	$278,142,856.93	$0	$42,500,000.00
Bank of America, N.A. (acting through its Canada branch)	$0	$36,428,571.78
Wells Fargo Capital Finance, LLC	$190,000,000.00	$0	$12,500,000.00
Wells Fargo Capital Finance Corporation Canada	$0	$25,000,000.00	$0
SunTrust Bank	$120,109,890.00	$16,483,516.67	$5,000,000.00
UBS Loan Finance LLC	$60,054,945.00	$8,241,758.33	$0
Regions Bank	$50,000,000.00	$0	$0
U.S. Bank National Association	$37,362,637.36	$0	$0
U.S. Bank National Association, Canada branch	$0	$4,395,604.40	$0
RBS Business Capital	$35,000,000.00	$0	$0
TD Bank, N.A.	$32,692,307.69	$0	$0
The Toronto-Dominion Bank	$0	$3,846,153.85	$0
Barclays Bank PLC	$28,021,978.02	$3,296,703.30	$0
Royal Bank of Canada	$18,615,385.00	$0	$0
Royal Bank of Canada	$0	$2,307,691.67	$0

TOTAL	$850,000,000.00	$100,000,000.00	$60,000,000.00

EXHIBIT A TO FIRST AMENDMENT

[FORM OF]

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

Assignor:

Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]1]

Borrower(s)

Agent: Bank of America, N.A., as the administrative agent and the collateral agent under the Credit Agreement.

Credit Agreement:	The Sixth Amended and Restated Credit Agreement dated as of November 30, 2012, among American Tire Distributors, Inc., a Delaware corporation (the “Company”), American Tire Distributors Holdings, Inc., a Delaware corporation (“Holdings”), Trican Tire Distributors Inc. / Distributeurs de Pneus Trican Inc., a corporation incorporated under the laws of Canada, each subsidiary of the Company from time to time party

[1]	Select as applicable.

thereto, the Lenders parties thereto, and Bank of America, N.A., as administrative agent and collateral agent for the Lenders thereunder (the “Agent”).

Assigned Interest2:

Aggregate Amount of [Canadian][U.S.] Commitment/Loans	Amount of [Canadian][U.S.] Commitment/Loans Assigned	CUSIP
$	$
$	$
$	$

Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telecopy or facsimile transmission, or by first-class mail, shall be deemed given when sent and shall be sent as follows:

(a)	If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):

(b)	If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):

Payments hereunder shall be made by wire transfer of immediately available [Canadian][United States] Dollars as follows:

If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):

ABA No.

Account No.
Reference:

[2]	Incorporate and specify any Tranche B Commitments and Loans Assigned, to the extent applicable.

2

If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):

ABA No.

Account No.
Reference:

Effective Date:                     ,     20        [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

3

Consented to and Accepted:

BANK OF AMERICA, N.A. as Agent

By:
Name:
Title:

[APPLICABLE ISSUING BANK],[3] as Issuing Bank

By:
Name:
Title:

[APPLICABLE ISSUING BANK] as Issuing Bank

By:
Name:
Title:

[Consented to:][4]

[AMERICAN TIRE DISTRIBUTORS, INC.]

By:
Name:
Title:

[3]	Pursuant to Section 9.04, each Applicable Issuing Bank is required to consent to an assignment under the Credit Agreement.
[4]	To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

4

Annex 1 to Assignment and Assumption

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

Representations and Warranties.

Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) its [Canadian][U.S.] Commitment, and the outstanding balances of its [Canadian][U.S.] Revolving Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth herein, and (iv) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

Assignee. The Assignee (a) represents and warrants that (i) it is an Eligible Assignee and has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Sections 3.04(a) and 3.04(b) or delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent, by the terms thereof, together with such powers as are reasonably incidental thereto, and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and

Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the laws of the State of New York.

2

EXHIBIT F-1 TO FIRST AMENDMENT

[FORM OF]

BORROWING REQUEST

Bank of America, N.A.,

as Agent for the Lenders referred to below,

[                    ]

Attention: [—]

[Date]1

Ladies and Gentlemen:

Reference is made to the Sixth Amended and Restated Credit Agreement dated as of November 30, 2012, among American Tire Distributors, Inc., a Delaware corporation (the “Company”), American Tire Distributors Holdings, Inc., a Delaware corporation (“Holdings”), Am-Pac Tire Dist. Inc., a California corporation, Trican Tire Distributors Inc. / Distributeurs de Pneus Trican Inc., a corporation incorporated under the laws of Canada, each subsidiary of the Company from time to time party thereto, the Lenders parties thereto, and Bank of America, N.A., as administrative agent and collateral agent for the Lenders thereunder (the “Agent”) (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein with the same meanings.

The undersigned Borrower Agent hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)	Date of Borrowing
(which shall be a Business Day)

(B)	Principal Amount of Borrowing[2]

(C)	Type of Borrowing[3]

1	Must be notified in writing (a) in the case of an Interest Period Loan other than a Canadian BA Rate Loan, not later than 12:00 noon, New York City time, two (2) Business Days before the date of the proposed Borrowing, (b) in the case of a Canadian BA Rate Loan, not later than 12:00 noon, Toronto, Ontario time, three (3) Business Days before the date of the proposed Borrowing, or (c) in the case of a Floating Rate Loan (including any such notice of a Floating Rate Loan to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e) of the Credit Agreement), not later than 12:00 noon, New York City time, or with respect to Canadian Prime Rate Loans or Canadian Base Rate Loans, 12:00 noon, Toronto, Ontario time, on the date of the proposed Borrowing.
2	Not less than an aggregate principal amount as indicated in Section 2.02(c) and in an integral multiple as indicated therein.
3	Specify a Floating Rate Loan or an Interest Period Loan (and if not specified, such Borrowing shall be deemed a request for (A) ABR Loans if requested for or on behalf of a U.S. Borrower, and (B) Canadian Prime Rate Loans if requested for and on behalf of a Canadian Borrower, unless the request specifies such Loans are to be denominated in Dollars in which case it shall be deemed a request for Canadian Base Rate Loans). To the extent applicable, specify if Borrowing requested is for a Tranche B Loan.

(D)	Currency of Borrowing[4]

(E)	Interest Period[5]

(F)	Account Number and Location

(G)	Identity of Borrower for Borrowing

[AMERICAN TIRE DISTRIBUTORS, INC.]

By:
Name:
Title:

4	If not specified, such Borrowing shall be deemed a request for (A) ABR Loans in Dollars if on behalf of a U.S. Borrower, and (B) Canadian Prime Rate Loans in Canadian Dollars if on behalf of a Canadian Borrower.
5	The initial Interest Period applicable to an Interest Period Loan shall be subject to the definition of “Interest Period”, and, if not specified, the Interest Period requested shall be deemed a request for an Interest Period Loan with an Interest Period of one month’s duration.

EXHIBIT G-3

[FORM OF]

TRANCHE B NOTE

$[ ]	New York, New York

[—], 20[—]

FOR VALUE RECEIVED, the undersigned, AMERICAN TIRE DISTRIBUTORS, INC., a Delaware corporation (the “Company”), AM-PAC TIRE DIST. INC., a California corporation, and certain Domestic Subsidiaries that are borrowers pursuant to Section 5.11(a) of the Credit Agreement (collectively, the “U.S. Borrowers”), hereby unconditionally and jointly and severally promise to pay to [                    ] (the “Tranche B Lender”) or its registered assigns, at the office of Bank of America, N.A. (the “Agent”) at 300 Galleria Parkway, Suite 800, Atlanta, Georgia 30339, on the dates and in the amounts set forth in the Sixth Amended and Restated Credit Agreement dated as of November 30, 2012 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, American Tire Distributors Holdings, Inc., a Delaware corporation (“Holdings”), Trican Tire Distributors Inc. / Distributeurs de Pneus Trican Inc., a corporation incorporated under the laws of Canada, each subsidiary of the Company from time to time party thereto, the Lenders parties thereto, and Bank of America, N.A., as administrative agent and collateral agent for the Lenders thereunder (the “Agent”), in lawful money of the United States of America in immediately available funds, the aggregate unpaid principal amount of all Tranche B Loans made by the Tranche B Lender to the U.S. Borrowers pursuant to the Credit Agreement and unconditionally and jointly and severally promise to pay interest from the date of such Tranche B Loans on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on the dates provided in the Credit Agreement. Terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Principal of and interest on this promissory note from time to time outstanding shall be due and payable as provided in the Credit Agreement. This promissory note is issued pursuant to and evidences Tranche B Loans under the Credit Agreement, to which reference is made for a statement of the rights and obligations of the Tranche B Lender and the duties and obligations of the U.S. Borrowers. The Credit Agreement contains provisions for acceleration of the maturity of this promissory note upon the happening of certain stated events, and for the borrowing, prepayment and reborrowing of amounts upon specified terms and conditions.

The holder of this promissory note is hereby authorized by the U.S. Borrowers to record on a schedule annexed to this promissory note (or on a supplemental schedule) the amounts owing with respect to Tranche B Loans, and the payment thereof. Failure to make any notation, however, shall not affect the rights of the holder of this promissory note or any obligations of the U.S. Borrowers hereunder or under any other Loan Documents.

Time is of the essence of this promissory note. Each U.S. Borrower and all endorsers, sureties and guarantors of this promissory note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this promissory note, diligence in collecting, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this promissory note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity. The U.S. Borrowers jointly and severally agree to pay, and to save the holder of this promissory note harmless against, any liability for the payment of all costs and expenses (including without limitation reasonable attorneys’ fees) if this promissory note is collected by or through an attorney-at-law.

In no contingency or event whatsoever shall the amount paid or agreed to be paid to the holder of this promissory note for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permitted under applicable law. If any such excess amount is inadvertently paid by the U.S. Borrowers or inadvertently received by the holder of this promissory note, such excess shall be returned to the U.S. Borrowers or credited as a payment of principal, in accordance with the Credit Agreement. It is the intent hereof that the U.S. Borrowers not pay or contract to pay, and that holder of this promissory note not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the U.S. Borrowers under applicable law.

THIS PROMISSORY NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

AMERICAN TIRE DISTRIBUTORS, INC., as a U.S. Borrower

By:
Name:
Title:

AM-PAC TIRE DIST., INC., as a U.S. Borrower

By:
Name:
Title:

[ ], as a U.S. Borrower

By:
Name:
Title: